UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 23, 2017

Date of Report (Date of earliest event reported)

PRGX Global, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 0-28000

Georgia	58-2213805
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 Galleria Parkway Suite 100 Atlanta, Georgia	30339-5986
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 779-3900

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends the Form 8-K previously filed by PRGX Global, Inc. on February 27, 2017. This report includes the financial statements that had been omitted from the previously filed Current Report on Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K.

On February 23, 2017, PRGX Global, Inc., through its wholly owned subsidiaries PRGX USA, Inc. and PRGX UK LTD. (collectively “PRGX” or the “Company”), consummated the acquisition of substantially all of the assets of Cost & Compliance Associates, LLC and Cost & Compliance Associates Limited (collectively, “C&CA” or the “Sellers”) pursuant to the terms of that certain Asset Purchase Agreement by and among PRGX, C&CA and Robert F. Donohue. PRGX is filing this Current Report on Form 8-K/A to provide certain financial statements and unaudited pro forma financial information of C&CA required by Item 9.01 of Form 8-K and should be read in conjunction with PRGX’s Current Report on Form 8-K previously filed on February 27, 2017.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Cost & Compliance Associates, LLC as of and for the years ended December 31, 2015 and 2016, including the notes to such financial statements and the report of Hancock Askew & Co., LLP are filed with this Current Report on Form 8-K/A as Exhibit 99.1 and are incorporated by reference herein.

(b)	Pro forma Financial Information

The unaudited pro forma financial information included with this Current Report on Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisition of C&CA. The unaudited pro forma condensed combined balance sheet as of December 31, 2016 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016 are filed with this Current Report on Form 8-K/A as Exhibit 99.2 and are incorporated by reference herein. The unaudited pro forma condensed combined balance sheet as of December 31, 2016 gives effect to the acquisition of C&CA as if it had occurred as of December 31, 2016. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2016 give effect to the acquisition of C&CA as if it had occurred as of January 1, 2016. All pro forma information in this Current Report on Form 8-K/A has been prepared for informational purposes only and is not necessarily indicative of the past or future results of operations or financial position of C&CA or the Company.

(d)	Exhibits

23.1	Consent of Hancock Askew & Co., LLP

99.1	Audited Consolidated Financial Statements of Cost & Compliance Associates, LLC for the two years ended December 31, 2016 and 2015

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2016; Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRGX Global, Inc.

By:	/s/ Victor A. Allums
Victor A. Allums
Senior Vice President, Secretary and General Counsel

Dated: May 5, 2017